Citizens Bancorp

and

Computershare Trust Company, N.A.,

Warrant Agent

Warrant Agreement

Dated as of _________, 2011

TABLE OF CONTENTS

3

WARRANT AGREEMENT

WARRANT AGREEMENT, dated as of _________, 2011, between Citizens Bancorp, a California corporation (the “Company”), Computershare Inc., a Delaware corporation and its fully owned subsidiary Computershare Trust Company, N.A., national banking association (collectively, the “Warrant Agent” or individually “Computershare” and the “Trust Company”, respectively).

W I T N E S S E T H

WHEREAS, the Company proposes to issue warrants, as hereinafter described (the "Warrants"), to purchase 1 shares of its common stock, no par value (the “Common Stock”) in connection with a public offering of units of the Company with each unit comprised of one share of Common Stock and two Warrants, each to purchase one share of Common Stock; and

WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and exercise of the Warrants;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.

Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)

“Affiliate” has the meaning ascribed to it in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

“Business Day” means any day other than a Saturday, Sunday or a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close.

(c)

“Close of Business” on any given date means 5:00 p.m., Eastern Standard Time, on such date; provided, however, that if such date is not a Business Day it means 5:00 p.m., Eastern Standard Time, on the next succeeding Business Day.

(d)

“Warrant Price” means the Initial Warrant Price as adjusted from time to time pursuant to Section 10 hereof.

(e)

“Initial Warrant Price” means $5.00 per share of Common Stock.

(f)

“Person” means an individual, corporation, association, partnership, limited liability company, joint venture, trust, unincorporated organization, government or political subdivision thereof or governmental agency or other entity.

(g)

“Warrant Shares” means shares of Common Stock to be issued upon the exercise of Warrants.

(h)

“Warrant Certificate” means a certificate in substantially the form attached as Exhibit 1 hereto representing such number of Warrants as is indicated on the face thereof.

Section 2.

Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment.  The Company may from time to time appoint such Co-Warrant Agents as it may, in its sole discretion, deem necessary or desirable.

Section 3.

Form of Warrant Certificates.  The Warrant Certificates (together with the form of election to purchase Common Stock and the form of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit 1 hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or to conform to usage.

Section 4.

Countersignature and Registration.  The Warrant Certificates shall be executed on behalf of the Company by its Chairman, its President or a Vice President, either manually or by facsimile signature, and have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Warrant Certificates shall be countersigned by the Warrant Agent either manually or facsimile signature and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

The Warrant Agent will keep or cause to be kept, at one of its offices in Canton, Massachusetts, or at the office of one of its agents, books for registration and transfer of the Warrant Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of warrants evidenced on the face of each of such Warrant Certificate and the date of each of such Warrant Certificate.

The Warrant Agent will create a special account for the issuance of Warrant Certificates and issuance of Common Stock to be issued upon exercise of the Warrants.  The Company shall provide an opinion of counsel prior to the Effective Time to set up reserve of warrants and related Common Stock.  The opinion shall state that all warrants are:

(1)  registered under the Securities Act of 1933, as amended, or are exempt from such registration, and all appropriate State securities law filings have been made with respect to the shares; and

(2)  validly issued, fully paid and non-assessable

Section 5.

Transfer, Split Up, Combination and Exchange of Warrant Certificates; Mutilated, Destroyed, Lost or Stolen Warrant Certificates.  Subject to the provisions of Section 14 hereof and the last sentence of this first paragraph of Section 5 and subject to applicable law, rules or regulations, restrictions on transferability that may appear on Warrant Certificates in accordance with the terms hereof or any “stop transfer” instructions the Company may give to the Warrant Agent, at any time after the Close of Business on the date hereof, at or prior to the Close of Business on the Expiration Date (as such term is hereinafter defined), any Warrant Certificate or Warrant Certificates may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the principal office of the Warrant Agent and shall provide appropriate evidence of authority to effect such transfer, split up, combination or exchange, which authority shall include a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be required by the Warrant Agent.  Thereupon the Warrant Agent shall, subject to the last sentence of this first paragraph of Section 5, countersign and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Warrant Certificates, together with reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto.

Section 6.

 Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, an indemnity or security in customary form and amount which shall include a corporate bond of indemnity satisfactory to the Warrant Agent, and reimbursement to the Company and the Warrant

Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Warrant Agent will make and deliver a new Warrant Certificate of like tenor for delivery to the registered holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated. Exercise of Warrants; Warrant Price; Expiration Date.

(a)

The Warrants shall be exercisable commencing one year after their date of issuance (the “Exercisability Date”).  The Warrants shall cease to be exercisable and shall terminate and become void, and all rights thereunder and under this Agreement shall cease, at or prior to 5:00 p.m. Eastern Time on [*], 20[*], or on [*], 20[*] as the case may be and as stated on the particular Warrant Certificate (the “Expiration Date”).  Subject to the foregoing and to Section 6(b) below, the registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part upon surrender of the Warrant Certificate, with the form of election to purchase on the reverse thereof duly executed, to the Warrant Agent at the principal office of the Warrant Agent in Canton, Massachusetts or to the office of one of its agents as may be designated by the Warrant Agent from time to time, together with payment of the Warrant Price, by certified or official bank check, to the principal office of the Warrant Agent where the Warrant Certificate is being surrendered.

(b)

Upon receipt of a Warrant Certificate after the Exercisability Date and at or prior to the Expiration Date, with the form of election to purchase duly executed, accompanied by payment of the Warrant Price for the shares to be purchased  and an amount equal to any applicable tax or governmental charge referred to in Section 5 by certified check or bank draft payable to the order of the Company, the Warrant Agent shall thereupon promptly (i) requisition from any transfer agent of the Common Stock certificates for the number of whole shares of Common Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests and (ii)  after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder.  Upon receipt by the Company of a Warrant Certificate at the principal office of the Warrant Agent, with the form of election to purchase duly executed, and payment of the applicable Warrant Price as required hereby, the holder of such Warrant Certificate shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the holder of such Warrant Certificate.

(c)

In case the registered holder of any Warrant Certificate shall exercise fewer than all Warrants evidenced thereby, a new Warrant Certificate evidencing the number of Warrants equivalent to the number of Warrants remaining unexercised shall be issued by the Warrant Agent to the registered holder of such Warrant Certificate or to his duly authorized assigns, subject to the provisions of Sections 5, 6(b) and 14 hereof.

(d)

The Company acknowledges that the bank accounts maintained by Computershare in connection with the services provided under this Agreement will be in its name and that Computershare may receive investment earnings in connection with the investment at Computershare’s risk and for its benefit of funds held in those accounts from time to time. Neither the Company nor the Holders will receive interest on any deposits or Exercise Price.

Section 7.

Cancellation and Destruction of Warrant Certificates.  The Warrant Agent shall cancel any Warrants surrendered for exchange, substitution, transfer or exercise in whole or in part.  Warrant Agent shall retain such canceled certificates in accordance with applicable laws, rules and regulations, and Warrant Agent’s record retention policies and procedures.

Section 8.

Certain Representations; Reservation and Availability of Shares of Common Stock or Cash.

(a)

This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Warrant Agent, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and the Warrants have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Warrant Agent pursuant hereto, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits hereof; in each case except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)

As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, of which 2,335,090 shares of Common Stock are issued and outstanding, not more than 661,689 shares of Common Stock are reserved for issuance upon exercise of employee stock options and (ii) 2,500,000 shares of preferred stock, no par value per share, of which no shares are outstanding.  There are no other outstanding obligations, warrants, options or other rights to subscribe for or purchase from the Company any class of capital stock of the Company.  The Company currently does not have enough shares of common stock authorized to accommodate the exercise of all the Warrants and will seek shareholder approval to increase the number of authorized shares of common stock.  In the event that shareholders fail to approve an amendment to the Company’s articles of incorporation to increase the total number of shares of common stock authorized prior to the Exercisability Date, the Company will continue to seek shareholder approval of an increase in the number of authorized common stock on at least a yearly basis until such approval is obtained.

(c)

The Company covenants and agrees that upon receiving approval from the shareholders to increase the number of shares of authorized common stock, that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, free from preemptive rights, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

(d)

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Warrant Certificates or certificates evidencing Common Stock upon exercise of the Warrants.  The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of the Warrant Certificate evidencing Warrants surrendered for exercise or to issue or deliver any certificate for shares of Common Stock upon the exercise of any Warrants until any such tax or governmental charge shall have been paid (any such tax or governmental charge being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or governmental charge is due.

Section 9.

Common Stock Record Date. Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record for the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Warrant Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding day on which the Common Stock transfer books of the Company are open.

Section 10.

Adjustment of Warrant Price, Number of Shares of Common Stock or Number of the Company Warrants.  The Warrant Price, the number of shares covered by each Warrant and the number of Warrants outstanding are subject to adjustment from time to time as provided in this Section 10.

(a)

In case the Company shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue by reclassification of its shares of Common Stock or capital reorganization other securities of the Company, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which the holder would have owned or would have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this

Paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)

No adjustment in the number of Warrant Shares purchasable shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Paragraph (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment(s).  All calculations shall be made to the nearest one hundredth (1/100) of a share.

(c)

Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, each Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying the Warrant Price immediately prior to the adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to the adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.  All calculations shall be made to the nearest whole penny.

(d)

For the purpose of this Section 10 paragraphs (a), (b) and (c), the term “shares of Common Stock” shall mean: (i) the class of stock designated as the Common Stock of the Company at the date of this Warrant; or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.  In the event that at any time, as a result of an adjustment made pursuant to Paragraph (a) above, the holder shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in Paragraphs (a) through (c), inclusive, above, and the provisions of this Agreement and shall apply on like terms to any such other shares.

(e)

In the event that at any time, as a result of an adjustment made pursuant to Section 10(a), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 10(a) and the provisions of Sections 6, 8, 9 and 12 with respect to the shares of Common Stock shall apply on like terms to any such other shares.

(f)

Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

(g)

The Company agrees that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company.

Section 11.

Certification of Adjusted Warrant Price or Number of Shares of Common Stock.  Whenever the Warrant Price or the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted as provided in Section 10 or 12, the Company shall (a) promptly prepare a certificate setting forth the Warrant Price of each Warrant as so adjusted, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) instruct the Warrant Agent to mail a brief summary thereof to each holder of a Warrant Certificate.

Section 12.

Reclassification, Consolidation, Purchase, Combination, Sale or Conveyance.  In the case of any consolidation of the Company with or merger of the Company into another corporation or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor or purchasing corporation may, or, with respect to its obligations hereunder to the Warrant Agent, and in accordance with Section 24 hereof, shall assume the obligations hereunder, and may execute with the Company an agreement that each holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such transaction to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which each holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant been exercised immediately prior to such action.  The Company shall mail by first class mail, postage prepaid, to each holder, notice of the execution of any such agreement.  Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12.  The provisions of this Section 12 shall similarly apply to successive consolidations, mergers, sales or conveyances.

In the event that such successor corporation does not execute such an agreement with the Company as provided above, and the Warrants are currently exercisable, then each holder shall be entitled to exercise outstanding Warrants, during a period of at least 30 days, which period shall terminate at least 5 days prior to consummation of the consolidation, merger, sale or conveyance, and thereby receive consideration in the transaction on the same basis as other previously outstanding shares of the same class as the Warrant Shares acquired upon exercise.  The Company shall use its best efforts to qualify or register the Warrant Shares issued pursuant to this Paragraph (b) under the laws of the states in which the holders reside and under applicable federal securities laws where no exemption from registration or qualification is available.  Warrants not exercised in accordance with this Paragraph (b) before consummation of the transaction will be canceled and become null and void.  The Company shall mail by first class mail, postage prepaid, to each holder, at least 10 days prior to the first date on which the Warrants shall become exercisable, notice of the proposed transaction setting forth the first and last date on which the holder may exercise outstanding Warrants and a description of the terms of this Warrant providing for cancellation of the Warrants in the event that Warrants are not exercised by the prescribed date.

Section 13.

Rights Upon Liquidation. In case: (i) the Company shall make any distribution of its assets to holders of its shares of Common Stock as a liquidation or partial liquidation dividend or by way of return of capital, or other than as a dividend payable out of capital and unimpaired surplus legally available for dividends under California law; or (ii) the Company shall liquidate, dissolve or wind up its affairs (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets, and business as an entirety), then the Company shall cause to be mailed to each holder, by first class mail, postage prepaid, at least 20 days prior to the applicable record date, a notice stating the date on which such distribution, liquidation, dissolution or winding up is expected to become effective, and the date on which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property or assets (including cash) deliverable upon such distribution, liquidation, dissolution or winding up.  The Company’s failure to give the notice required by this Section 13 or any defect therein shall not affect the validity of such distribution, liquidation, dissolution or winding up.

Section 14.

Fractional Shares of Common Stock.

(a)

The Company shall not issue fractions of Warrants or distribute Warrant Certificates which evidence fractional Warrants.  Whenever any fractional Warrant would otherwise be required to be issued or distributed, the actual issuance or distribution shall reflect a rounding of such fraction to the nearest whole Warrant (up or down), with half Warrants or less being rounded down and fractions in excess of a half of a Warrant being rounded up.

(b)

The Company shall not issue fractions of shares of Common Stock upon exercise of Warrants or distribute stock certificates which evidence fractional shares of Common Stock.  Whenever any fraction of a share of Common Stock would otherwise be required to be issued or distributed, the actual issuance or distribution made shall reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of half of a share being rounded up.

(c)

The holder of a Warrant by the acceptance of the Warrant expressly waives his right to receive any fractional Warrant or any fractional share of Common Stock upon exercise of a Warrant.

Section 15.

Agreement of Warrant Certificate Holders.  Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and the Warrant Agent and with every other holder of a Warrant Certificate that:

(a)

the Warrant Certificates are transferable only on the registry books of the Warrant Agent if surrendered at the principal office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(b)

the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Section 16.

Warrant Certificate Holder Not Deemed a Shareholder.  No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or distributions on, or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders, or to receive dividends or distributions or subscription rights, or otherwise, until the Warrant or Warrants evidenced by such Warrant Certificate shall have been exercised in accordance with the provisions hereof

Section 17.

Concerning the Warrant Agent.  The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Warrant Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.

The Company covenants and agrees to indemnify and to hold the Warrant Agent harmless against any costs, expenses (including reasonable fees of its legal counsel), losses or damages, which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from its actions as Warrant Agent pursuant hereto; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, its gross negligence, bad faith, or willful misconduct.

Promptly after the receipt by the Warrant Agent of notice of any demand or claim or the commencement of any action, suit, proceeding or investigation, the Warrant Agent shall, if a claim in respect thereof is to be made against the Company, notify the Company thereof in writing.   The Company shall be entitled to participate at its own expense in the defense of any such claim or proceeding, and, if it so elects at any time after receipt of such notice, it may assume the defense of any suit brought to enforce any such claim or of any other legal action or proceeding. For the purposes of this

Section 17, the term “expenses and losses” mean any amount paid or payable to satisfy any claim, demand, action, suit or proceeding settled with the express written consent of the Warrant Agent, and all reasonable costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit, proceeding or investigation.

The Warrant Agent shall be responsible for and shall indemnify and hold the Company harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the Warrant Agent’s refusal or failure to comply with the terms of this Agreement, or which arise out of Warrant Agent’s negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Warrant Agent hereunder, for which the Warrant Agent is not entitled to indemnification under this Agreement; provided, however, that Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid under this Agreement by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses.

Promptly after the receipt by the Company of notice of any demand or claim or the commencement of any action, suit, proceeding or investigation, the Company shall, if a claim in respect thereof is to be made against the Warrant Agent, notify the Warrant Agent thereof in writing.  The Warrant Agent shall be entitled to participate at its own expense in the defense of any such claim or proceeding, and, if it so elects at any time after receipt of such notice, it may assume the defense of any suit brought to enforce any such claim or of any other legal action or proceeding.  For the purposes of this Section 17, the term “expenses and losses” mean any amount paid or payable to satisfy any claim, demand, action, suit or proceeding settled with the express written consent of the Company, and all reasonable costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit, proceeding or investigation.

From time to time, Company may provide Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time Warrant Agent may apply to any officer of Company for instruction, and may consult with legal counsel for Warrant Agent or Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken or omitted by Warrant Agent in reliance upon any Company instructions or upon the advice or opinion of such counsel. Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.

Section 18.

Purchase or Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 20.  In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

Section 19.

Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrant Certificate, by their acceptance thereof, shall be bound:

(a)

The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)

Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman, President or any Vice President of the Company and by the Treasurer or any Assistant Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authentication to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)

The Warrant Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct, pursuant to Section 17, above.

(d)

The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)

The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Warrant Price or the making of any change in the number of shares of Common Stock required under the provisions of Sections 10 or 12 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Warrant Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f)

The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

(g)

The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman or the President or any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer, provided Warrant Agent carries out such instructions without negligence, bad faith or willful misconduct.

(h)

The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this

Agreement.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(i)

The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)

Neither party to this Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, penal, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.

Section 20.

Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail.  The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail.  If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent.  If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Warrant Certificate (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent.  Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000.  After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrant Certificates.  However, failure to give any notice provided for in this Section 20, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

Section 21.

Issuance of New Warrant Certificates

.  Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Warrant Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

Section 22.

Notices

.  Notices or demands authorized by this Agreement to be given or made (i) by the Warrant Agent or by the holder of any Warrant Certificate to or on the Company, (ii) subject to the provisions of Section 20, by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent or (iii) by the Company or the Warrant Agent to the holder of any Warrant Certificate, shall be deemed given (x) on the date delivered, if delivered personally, (y) on the first Business Day following the deposit thereof with Federal Express or another recognized overnight courier, if sent by Federal Express or another recognized overnight courier, and (z) on the fourth Business Day following the mailing thereof with postage prepaid, if mailed by registered or certified mail (return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)

If to the Company, to:

Citizens Bancorp
208 Providence Mine Road Suite 122
Nevada City, California 95959
Attention: Gary D. Gall

(b)

If to the Warrant Agent, to:

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021
Attention: Client Administration
Telecopy:  (781) 575-2549

(c)

If to the holder of any Warrant Certificate, to the address of such holder as shown on the registry books of the Company.  Any notice required to be delivered by the Company to the registered holder of any Warrant may be given by the Warrant Agent on behalf of the Company.

Section 23.

Supplements and Amendments.

(a)

 The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrants Certificates.

(b)

In addition to the foregoing, with the consent of holders of Warrants entitled, upon exercise thereof, to receive not less than a majority of the shares of Common Stock issuable thereunder, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Agreement or modifying in any manner the rights of the holders of the Warrant Certificates; provided, however, that no modification of the terms (including but not limited to the adjustments described in Section 10) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Agreement may be made without the consent of the holder of each outstanding warrant certificate affected thereby.

Section 24.

Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 25.

Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company and the Warrant Agent any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Warrant Agent.

Section 26.

Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

Section 27.

Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 28.

Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 29.

Information.  The Company agrees to promptly provide the registered holders of the Warrants the information it is required to provide to the holders of the Common Stock.

Section 30.

Force Majeure.  Notwithstanding anything to the contrary contained herein, Warrant Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 31.

Further Assurances.  From time-to-time and after the date hereof, the Company agrees that it will perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

Section 32.

Confidentiality.  The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CITIZENS BANCORP,

         By:

  _______________________________________

   Name:

   Title:

COMPUTERSHARE TRUST COMPANY, N.A.

         By:

  _______________________________________

   Name:

   Title:

COMPUTERSHARE INC.

         By:

  _______________________________________

   Name:

   Title:

i